                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 14, 2005

                         NAVISTAR FINANCIAL CORPORATION
               (Exact name of Registrant as specified in its charter)

             Delaware                               36-2472404
 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

  425 N. Martingale Road   Schaumburg, Illinois                60173
     (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number including area code 630-753-4000

Check  the  appropriate  box  below  if  the  Form 8-K  filing is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Navistar  Financial  Corporation  ("the  company")  is  releasing its unaudited quarterly income statements for fiscal 2004, which are attached as Exhibit 99.1 to  this  Report and is  incorporated  by  reference  herein.  This  release is intended to provide additional information that investors may find informative.
The company restated its consolidated  financial statements for the first three quarters of fiscal 2004 and the fiscal years ended October 31, 2003 and 2002 in its Annual Report on Form 10-K which was filed with the Commission  on February
15, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

The  following  exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.

      (c)   Exhibits

               Exhibit No.   Description                               Page

                  99.1       Fiscal 2004 Quarterly Income Statements    E-1

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                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities Exchange Act  of  1934,  the
registrant  has duly  caused  this  report  to be signed  on its behalf  by the undersigned hereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION
        Registrant

Date: April 14, 2005                    /s/PAUL MARTIN
                                           Paul Martin
                                           Vice President and Controller

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